UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2013

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 First Street #493, Los Altos, CA 94022 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER

Item 8.01 Other Information

On April 15, 2013 E-Waste Systems, Inc., (the “Company”) or (“EWSI)  entered into a Strategic Brand Alliance Agreement with ITECH Recycle Solutions America located at 3703 Glenwood Springs Drive, Kingwood, Houston, Texas 77345, (hereinafter referred to as “ISA”)  This agreement is in accordance with and in support of the Company’s expansion strategy as listed in the Company’s 2013 Business Plan. This agreement gives both companies the ability to extend its service to geographical locations in which they don’t presently operate.  In particular, this agreement will allow for a possible entry into the market in India under our brand.

Under this agreement, EWSI will take all steps necessary to market and perform its Business Improvement Program and its other services (collectively the “EWSI Services”) for clients referred to EWSI by ISA. Any engagement to perform EWSI Services shall be on such terms and conditions as EWSI may approve in its sole discretion. EWSI will perform, schedule, staff and manage all EWSI Services. Notwithstanding the foregoing, ISA may, at its election, bill the client directly for EWSI Services and under such circumstances EWSI shall bill ISA the pre-agreed amount for the engagement as adjusted by any client-approved change orders; otherwise, EWSI will bill the client directly. ISA agrees to include reference to EWSI in each contract and proposal involving EWSI Services. EWSI’s Business Improvement Program and other proprietary information and associated products, copyrights, trademarks, trade names and logos developed by EWSI shall remain the property of EWSI and reference to ISA’s rights shall be made in all uses of such materials in at least 12 point type.

In addition, EWSI will take all steps necessary to market and perform EWSI Services for clients referred to EWSI by ISA. Any engagement to perform EWSI Services shall be on such terms and conditions as EWSI may approve in its sole discretion. EWSI will perform, schedule, staff and manage all EWSI Services.

A copy of the Strategic Brand Alliance Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The foregoing descriptions of the Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d)  EXHIBITS:

Exhibit No.	Description

20.1	2013 Business Plan Summary (included by reference to the Company’s Form 8K filing of January 9, 2013)

99.1	EWSI/ ITECH Strategic Brand Alliance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer and Director

Date:    April 18, 2013